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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                January 16, 2001
                Date of report (Date of earliest event reported)



                              GENFINITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

     Delaware                    0-22045                         13-3525328

 (State or Other          (Commission File Number)              (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)



     309 West Rosemary Street, Suite 105, Chapel Hill, North Carolina 27516
                    (Address of Principal Executive Offices)

                                 (919) 960-2660
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

         Genfinity Corporation announces the downsizing of some of its operations.

         Genfinity Corporation is undergoing a downsizing of personnel, facilities, and has ceased active sales of the web design and development portions of the corporation's operations. These changes were made as similar downsizing has occurred throughout the web-oriented business and consulting industry segment.

         Genfinity Corporation has also refocused web hosting operations, consulting and training services, and reduced related administrative and overhead costs. These efforts have been refocused to bring costs inline with revenues and reduce ongoing expenses.

         Costs associated with this downsizing will fall into both the fourth calendar quarter of 2000 and the first calendar quarter of 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Genfinity Corporation


Date: January 19, 2001


                                        By /s/ Nick Tsismenakis
                                           -------------------------------------
                                           Name:  Nick Tsismenakis
                                           Title: Director


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